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Summary Prospectus

Intrepid Capital Fund
 Investor Class (Ticker:  ICMBX)
Institutional Class (Ticker: ICMVX)

April 30, 2010

Before you invest, you may want to review the Intrepid Capital Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 30, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://intrepidcapitalfunds.com/download  applications.html.  You can also get this information at no cost by calling 1-866-996-FUND or by sending an e-mail request to prospectus@intrepidcapitalfunds.net.

Intrepid Capital Fund

Investment Objective: The Intrepid Capital Fund (the “Fund”) seeks long-term capital appreciation and high current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	2.00%	2.00%
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distributions and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.47%	0.47%
Total Annual Fund Operating Expenses	1.72%	1.47%
Fee Waiver/Expense Reimbursement(2)	-0.31%	-0.31%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)(2)	1.41%	1.16%

(1) “Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds.  Acquired fund fees and expenses did not exceed 0.01% of average daily net assets for the fiscal year ended September 30, 2009.
(2)  Effective April 30, 2010, the Adviser contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding Acquired Fund Fees and Expenses) do not exceed 1.40% of the average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.15% of the average daily net assets for the Institutional Class shares of the Fund.  This agreement will continue in effect until January 31, 2011, with successive renewal terms of one year unless terminated by the Board of Trustees prior to any such renewal.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding Acquired Fund Fees and Expenses) do not exceed 1.40% of average daily net assets for the Investor Class and do not exceed 1.15% of the average daily net assets for the Institutional Class in the year of reimbursement. “Other Expenses” are presented before any waivers or expense reimbursements, and are based on estimated amounts for the current fiscal year for the Institutional Class.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$144	$512	$904	$2,004
Institutional Class	$118	$434	$773	$1,731

Portfolio Turnover:

The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies: The Fund invests primarily in undervalued small and mid capitalization (i.e., less than $15 billion of market capitalization), common stocks and high yield securities (also known as “junk bonds”).  The Fund believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock.

The Fund considers the intrinsic value of a company to be the present value of a company’s expected future stream of free cash flows discounted by an appropriate discount rate. After estimating the intrinsic value of a company, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) on the company’s balance sheet. The Fund then makes buy/sell decisions by comparing a company’s market value with its intrinsic value estimates.  The Intrepid Capital Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry.

The Fund’s investments in high yield securities will not be limited in duration, but typically will be in securities having a duration of two to six years at the time of purchase.  Duration is a measure of a debt security’s price sensitivity, taking into account a debt security’s cash flows over time.  For example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

Additionally, the Intrepid Capital Fund’s investments in high yield securities will not be limited in credit rating, but typically will be in securities rated below-investment grade by a nationally recognized statistical rating agency.  The Intrepid Capital Fund believes that these securities may be attractively priced relative to their risk because many institutional investors do not purchase less than investment grade debt securities.

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risks may increase during times of significant market volatility.  The following risks could affect the value of your investment:

•	Market Risk: The risk that certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market;
•
Small-Capitalization Risk:  The risk of investing in the stocks of smaller companies.  Small companies can be more sensitive to changing economic conditions.  Stocks of smaller companies are more volatile, often have less trading volume than those of larger companies and are more difficult to sell at quoted market prices;

•
Value Investing Risk:  The risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value;

•
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares;

•	Interest Rate Risk: The risk associated with a trend of increasing interest rates which results in drop in value of the bonds and other debt securities;
•
Credit Risk: The risk of investments in bonds and debt securities whose issuers may not able to make interest and principal payments.  In turn, issuers’ inability to make payments may lower the credit quality of the security and lead to greater volatility in the price of the security;

•
High Yield Risk: The risk of loss on investments in high yield securities or “junk bonds.” These securities are  rated below investment grade, are usually less liquid have greater credit risk than investment grade debt securities, and their market values tend to be very volatile.  They are susceptible to market default due to adverse economic and business conditions.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  Because the Institutional Class shares of the Fund did not commence operations during the calendar year ended December 31, 2009, the information below shows the performance for the Investor Class shares of the Fund.  The performance for the Institutional Class shares would differ only to the extent that the Institutional Class shares have different expenses than the Investor Class shares.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Intrepid Capital Fund – Investor Class
Calendar Year Returns as of 12/31 *

* The Fund’s year-to-date total return as of March 31, 2010 was 6.55%.

During the four year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	June 30, 2009	13.70%
Worst Quarter	December 31, 2008	-13.55%

Average Annual Total Returns
(For the periods ended December 31, 2009)

	1 Year	Since the Fund’s Inception (January 3, 2005)
Investor Class Return Before Taxes	31.28%	5.39%
Investor Class Return After Taxes on Distributions	29.80%	4.34%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	20.50%	4.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.58%
Bank of America Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	57.51%	6.33%
Barclays Capital U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	4.52%	4.71%
Bank of America Merrill Combined Index (60% S&P 500/40% Bank of America Merrill Lynch) (reflects no deduction for fees, expenses or taxes)	38.64%	2.98%
Barclays Capital Combined Index (60% S&P 500/40% Barclays Capital) (reflects no deduction for fees, expenses or taxes)	17.74%	2.53%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.   Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Adviser: Intrepid Capital Management, Inc. is the investment adviser (the “Adviser”) for the Fund.

Portfolio Managers: All of the investment decisions by the Adviser for the Fund are made by a team of three investment professionals led by Mark Travis.  Mark Travis is a founder and has been the President of the Adviser since 1994.  Eric Cinnamond has been the Vice President/Director of Research of the Adviser since 1998.  Gregory Estes has been a Vice President and portfolio manager for the Adviser since 2000.

Purchasing Shares: Investors may purchase, exchange or redeem Fund shares by mail (Intrepid Capital Management Funds Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-5207, or by telephone at 1-866-996-FUND.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $2,500 for Investor Class shares and $250,000 for Institutional Class shares.  Subsequent investments in the Investor Class or Institutional Class shares of the Fund may be made with a minimum investment of $100.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

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